Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
SAVIENT PHARMACEUTICALS, INC.,	:	Case No. 13-12680 (MFW)
et al.,	:
	:	Jointly Administered
Debtors.[1]	:
:
x

NOTICE OF FILING OF INITIAL MONTHLY OPERATING REPORT

PLEASE TAKE NOTICE that the debtors and debtors in possession in the above-captioned jointly administered bankruptcy cases (collectively, the “Debtors”) filed today the Initial Monthly Operating Report, a copy of which is attached hereto as Exhibit A.

Dated: Wilmington, Delaware

             October 29, 2013

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

/s/ Dain A. De Souza
Anthony W. Clark (I.D. No. 2051)
Dain A. De Souza (I.D. No. 5737)
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899-0636
Telephone: (302) 651-3000
Fax: (302) 651-3001

- and -

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Savient Pharmaceuticals, Inc. (3811), Savient Pharma Holdings, Inc. (0701). The address of the Debtors’ corporate headquarters is 400 Crossing Boulevard, 3rd Floor, Bridgewater, New Jersey 08807.

Docket No. 94

Date Filed: 10/29/13

Kenneth S. Ziman
David M. Turetsky
Four Times Square
New York, New York 10036-6522
Telephone: (212) 735-3000
Fax: (212) 735-2000

Proposed Counsel for Debtors and Debtors in Possession

2

EXHIBIT A

3

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

Savient Pharmaceuticals, Inc. et al	Case No. 13-12680 (MFW)
Debtor

INITIAL MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of the debtor, the case number, and the designation “Debtor in Possession.” Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

REQUIRED DOCUMENTS	Document Attached	Explanation Attached
12-Month Cash Flow Projection (Form IR-1)	Exhibit 1	13-week cash flow budget
Certificates of Insurance:
Workers Compensation	Exhibit 2	Certificates of Insurance
Property
General Liability
Vehicle
Other:
Identify areas of self-insurance w/liability caps
Evidence of Debtor in Possession Bank Accounts
Tax Escrow Account	Exhibit 3	Interim Cash Management Order
General Operating Account
Money Market Account pursuant to Local Rule 4001-3 for the District of Delaware only. Refer to:
http://www.deb.uscourts.gov/
Other:
Retainers Paid (Form IR-2)	Exhibit 4

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ John Hamill	October 29, 2013
Signature of Authorized Individual*	Date

John Hamill Printed Name of Authorized Individual	Co-President and Chief Financial Officer Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(4/07)

EXHIBIT 1

13-WEEK BUDGET

Week	1	2	3	4	5	6	7	8	9	10	11	12	13	TOTAL
	Est.	Est.	Est.	Est.	Est.	Est.	Est.	Est.	Est.	Est.	Est.	Est.	Est.
	W/E	W/E	W/E	W/E	W/E	W/E	W/E	W/E	W/E	W/E	W/E	W/E	W/E
	10/18/13	10/25/13	11/01/13	11/08/13	11/15/13	11/22/13	11/29/13	12/06/13	12/13/13	12/20/13	12/27/13	01/03/14	01/10/14
Beginning Cash Balance	$27,744	$27,983	$28,222	$27,996	$27,720	$26,756	$26,843	$26,011	$25,669	$25,978	$25,293	$25,684	$26,070	$27,744

Total Cash Collections	$500	$525	$500	$525	$500	$525	$580	$500	$500	$525	$400	$400	$400	$6,380

Disbursements:
Payroll Related	—	(2)	(565)	(200)	(1,256)	—	(567)	(550)	—	—	—	—	—	(3,140)
Concur	(50)	(50)	(50)	(50)	(50)	(50)	(50)	(25)	—	—	—	—	—	(375)
Board Fees	—	—	—	—	—	—	—	—	(105)	—	—	—	—	(105)
Royalty Payments	—	—	—	—	—	—	(495)	—	—	—	—	—	—	(495)
Distribution Fees	(11)	(11)	(11)	(11)	(11)	(11)	(11)	(11)	—	—	—	—	—	(88)
Taxes	—	—	—	—	—	—	(19)	—	—	—	—	—	—	(19)
Rent	—	(123)	—	—	—	—	(123)	—	—	—	—	—	—	(246)
Other (1)	(200)	(100)	(100)	(540)	(147)	(147)	(147)	(247)	—	—	—	—	—	(1,628)
Restructuring Costs	—	—	—	—	—	(230)	—	(9)	(86)	(1,210)	(9)	(14)	(14)	(1,572)

Total Disbursements	($261)	($286)	($726)	($801)	($1,464)	($438)	($1,412)	($842)	($191)	($1,210)	($9)	($14)	($14)	($7,668)

Net Change in Cash	$239	$239	($226)	($276)	($964)	$87	($832)	($342)	$309	($685)	$391	$386	$386	($1,288)

Ending Cash Balance	$27,983	$28,222	$27,996	$27,720	$26,756	$26,843	$26,011	$25,669	$25,978	$25,293	$25,684	$26,070	$26,456	$26,456

Note: Amounts do not reflect the proposed Cash Payment and certain other proposed adequate protection payments.

(1)	Includes all other accounts payable related expenses relating to operations of the Company. These expenses include selling, marketing, clinical R&D, regulatory, cost of goods sold and administrative costs.

ACCRUAL BUDGET

ACCRUAL BUDGET
	Oct-13	Nov-13	Dec-13	Jan-14	Feb-14	Mar-14	Apr-14	May-14	Total
Company Advisors:
Skadden	$1.90	$1.00	$0.25	—	—	—	—	—	$3.15
Lazard	0.15	0.15	2.19	—	—	—	—	—	2.49
Cole Schotz	0.18	0.25	0.45	0.25	0.28	0.21	0.26	0.13	2.00
Deloitte	0.04	0.08	0.04	—	—	—	—	—	0.16
Kramer Levin	0.10	0.13	0.09	—	—	—	—	—	0.31
Joelle Frank	0.03	0.05	0.03	—	—	—	—	—	0.10
GCG (Claims Agent)	0.39	0.08	0.10	0.08	0.14	0.08	0.10	0.03	0.98
Subtotal Company Advisors	$2.78	$1.73	$3.14	$0.33	$0.41	$0.29	$0.36	$0.16	$9.18

Secured Lender Advisor:
Paul, Weiss	$0.40	$0.40	$0.40	$0.10	$0.10	$0.10	$0.10	$0.08	$1.68
Subtotal Secured Lender Advisor	$0.40	$0.40	$0.40	$0.10	$0.10	$0.10	$0.10	$0.08	$1.68

UCC Advisors:
Legal Advisor (TBD)	—	$0.05	$0.03	—	—	—	—	—	$0.08
Financial Advisor (TBD)	—	0.05	0.03	—	—	—	—	—	0.08
Subtotal UCC Advisors	$0.00	$0.10	$0.05	$0.00	$0.00	$0.00	$0.00	$0.00	$0.15

Other Expenses:
Court and U.S. Trustee Fees	$0.03	$0.03	$0.04	$0.01	$0.01	$0.01	$0.01	$0.01	$0.12
Operational Wind-Down Expenses	—	—	0.03	0.06	0.06	0.04	0.04	0.04	0.27
Liquidating Trust	—	—	—	—	—	0.20	—	—	0.20
Employee-Related Costs (after-sale)	0.08	—	1.14	—	—	—	—	—	1.22
Contingency and Expenses	0.31	0.34	0.55	0.07	0.09	0.09	0.08	0.04	1.57
Subtotal Other	$0.42	$0.36	$1.76	$0.14	$0.15	$0.34	$0.12	$0.09	$3.38

Total	$3.59	$2.59	$5.34	$0.57	$0.66	$0.73	$0.58	$0.32	$14.39

Note:	For purposes of measuring fees and expenses against the amounts set forth in this Accrual Budget, the amounts set forth in this Accrual Budget are estimated accruals, not cash payments, with the excess of accrual over actual for any month (or months) to be carried over into and increase the subsequent month’s Budget.

Note:	Amounts do not reflect the proposed Cash Payment and certain other proposed adequate protection payments.

EXHIBIT 2

Client#: 349016 SAVIEPHARM

ACORD CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 10/23/2013

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
Conner Strong & Buckelew
9 Campus Drive
Parsippany, NJ 07054
877 861-3220

CONTACT NAME:
PHONE (A/C, No, Ext): 877 861-3220 FAX (A/C, No): 973-659-6512
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Federal Insurance Company	20281
INSURER B : Chubb Insurance Company of New	41386
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED
Savient Pharmaceuticals, Inc.
400 Crossing Boulevard
Bridgewater, NJ 08807

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	GENERAL LIABILITY			35920105	01/01/2013	01/01/2014	EACH OCCURRENCE	$1,000,000
	X COMMERCIAL GENERAL LIABILITY						DAMAGE TO RENTED PREMISES (Ea occurrence)	$1,000,000
	CLAIMS MADE X OCCUR						MED EXP (Any one person)	$25,000
							PERSONAL & ADV INJURY	$1,000,000
							GENERAL AGGREGATE	$2,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:						PRODUCTS - COMP/OP AGG	$Excluded
	X POLICY PRO-JECT LOC							$
B	AUTOMOBILE LIABILITY			73558066	01/01/2013	01/01/2014	COMBINED SINGLE LIMIT (Ea accident)	$1,000,000
	ANY AUTO						BODILY INJURY (Per person)	$
	ALL OWNED AUTOS SCHEDULED AUTOS						BODILY INJURY (Per accident)	$
	X HIRED AUTOS X NON-OWNED AUTOS						PROPERTY DAMAGE (Per accident)	$
								$
A	X UMBRELLA LIAB X OCCUR			79868239	01/01/2013	01/01/2014	EACH OCCURRENCE	$20,000,000
	EXCESS LIAB CLAIMS-MADE						AGGREGATE	$20,000,000
	DED RETENTION $							$
A	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N			71734740	01/01/2013	01/01/2014	X WC STATUTORY LIMITS OTH-ER	
	ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) N	N/A					E.L. EACH ACCIDENT	$1,000,000
	If yes, describe under DESCRIPTION OF OPERATIONS below						E.L. DISEASE - EA EMPLOYEE	$1,000,000
							E.L. DISEASE - POLICY LIMIT	$1,000,000
A	Blkt Property/EDP			35920105	01/01/2013	01/01/2014	$6,500,000 (Loc. 2)	
A	Products & Clinical Trials			35920086	01/01/2013	01/01/2014	$10,000,000 Occurrence $10,000,000 Aggregate	

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)
Illinois Union Insurance Company - NAIC #27960
Policy Number: G23639282003
Policy Period: 01/01/2013 - 01/01/2014
Excess Products Liability
$10,000,000 Occurrence
(See Attached Descriptions)

CERTIFICATE HOLDER

Evidence of Insurance

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

W. Michael Trapnell

© 1988-2010 ACORD CORPORATION. All rights reserved.

ACORD 25 (2010/05) 1 of 3
#S1040807/M1040777
The ACORD name and logo are registered marks of ACORD
NXF

DESCRIPTIONS (Continued from Page 1)

$10,000,000 Aggregate

Navigators Specialty Insurance Company - NAIC #36056

Policy Number: NY13LEX630148NC

Policy Period: 01/01/2013 - 01/01/2014

Excess Products Liability

$10,000,000 Occurrence

$10,000,000 Aggregate

Gemini Insurance Company - NAIC #10833

Policy Number: EX108613

Policy Period: 01/01/2013 - 01/01/2014

Excess Products Liability

$10,000,000 Occurrence

$10,000,000 Aggregate

Ironshore Specialty Insurance Company

Policy Number: 001127302

Policy Period: 01/01/2013 - 01/01/2014

Excess Products Liability

$10,000,000 Occurrence

$10,000,000 Aggregate

Catlin Insurance Company (UK) Ltd.

Policy Number: LO1307459

Policy Period: 01/01/2013 - 01/01/2014

Excess Products Liability

$5,000,000 Occurrence

$5,000,000 Aggregate

National Union Fire Insurance Company Pittsburgh - NAIC #19445

Policy Number: 016400181

Policy Period: 02/01/2013 - 01/01/2014

Employment Practices Liability

Limit of Liability: $3,000,000

Liberty Surplus Insurance Corporation - NAIC #10725

Policy Number: TVENY100466113

Policy Period: 01/01/2013 - 01/01/2014

Pollution Legal Liability

Aggregate Limit: $1,000,000

Lloyd’s of London

Policy Number: MC2144/WC2144

Policy Period: 01/01/2013 - 01/01/2014

Transit/Ocean Cargo

Vessel/Air/Land Conveyance: $10,000,000

Federal Insurance Company - NAIC #20281

Policy Number: 8212-18-45

Policy Period: 01/01/2013 - 01/01/2014

Fiduciary Liability/Crime/Kidnap & Ransom

Each Claim Limit: $5,000,000 Kidnap/Ransom: $2,000,000

Each Policy Period: $5,000,000

ACE American Insurance Company - NAIC #22667

Policy Number: ADDN04831445

Policy Period: 01/01/2013 - 01/01/2014

SAGITTA 25.3 (2010/05)   2 of 3

#S 1040807/M 1040777

DESCRIPTIONS (Continued from Page 1)

Travel Accident

Aggregate Limit: $1,500,000 (Maximum Benefit)

Great Northern Insurance Company (Chubb) - NAIC #20303

Policy Number: 2178-69-72

Policy Period: 01/01/2013 - 01/01/2014

Foreign Property - Israel

Property Damage: $1,500,000

Business Interruption/EE & R&DI: $3,000,000

Underwriters At Lloyds - NAIC #32727

Policy Number: B128410422W13

Policy Period: 03/11/2013 - 03/11/2014

Terrorism/Property - Israel

Limit of Liability: $7,250,000

“Notice Party”

Office of The United States Trustee

Attn: Mark Kenney

844 King Street, Suite 2207

Lockbox 35

Wilmington, DE 19801

Phone: (302) 573-6491

Facsimile: (302) 573-6497

SAGITTA 25.3 (2010/05)   3 of 3

#S 1040807/M 1040777

EXHIBIT 3

Case 13-12680-MFW     Doc 35     Filed 10/16/13     Page 1 of 8

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
SAVIENT PHARMACEUTICALS, INC.,	:	Case No. 13-12680 (MFW)
et al.,	:
	:	Jointly Administered
Debtors.[1]	:
:
	x	Related Docket No. 5

INTERIM ORDER PURSUANT TO 11 U.S.C. §§ 105(a), 345, 363 AND 503(b), FED. R.

BANKR. P. 6003 AND 6004, AND DEL. BANKR. L.R. 2015-2 AND 4001-3 (I)

AUTHORIZING (A) THE CONTINUED USE OF EXISTING CASH MANAGEMENT

SYSTEM, BANK ACCOUNTS, BUSINESS FORMS, AND DEPOSIT AND

INVESTMENT PRACTICES; (B) PAYMENT OF RELATED PREPETITION

OBLIGATIONS AND (C) A WAIVER OF CERTAIN OPERATING GUIDELINES

RELATING TO BANK ACCOUNTS; (II) AUTHORIZING CONTINUED

ENGAGEMENT IN INTERCOMPANY TRANSACTIONS; AND (III) ACCORDING

ADMINISTRATIVE EXPENSE PRIORITY STATUS TO

ALL POSTPETITION INTERCOMPANY CLAIMS

Upon the motion (the “Motion”)2 of the Debtors for an interim order (the “Order”), pursuant to sections 105(a), 345, 363 and 503(b) of the Bankruptcy Code, Bankruptcy Rules 6003 and 6004, and Local Bankruptcy Rules 2015-2 and 4001-3, (i) authorizing, but not directing (a) the continued use of the Debtors’ existing cash management system, bank accounts, business forms, and deposit and investment practices under the cash management system; (b) payment of related prepetition obligations and (c) to the extent inconsistent with such practices, a waiver of investment and deposit requirements of Bankruptcy Code section 345(b) and the U.S.

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Savient Pharmaceuticals, Inc. (3811), Savient Pharma Holdings, Inc. (0701). The address of the Debtors’ corporate headquarters is 400 Crossing Boulevard, 3rd Floor, Bridgewater, New Jersey 08807.
[2]	Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Motion or the First Day Declaration.

Case 13-12680-MFW     Doc 35     Filed 10/16/13     Page 2 of 8

Trustee Guidelines; (ii) authorizing the Debtors to continue engaging in intercompany transactions in the ordinary course of business; and (iii) according administrative expense priority status to postpetition intercompany claims; and upon the First Day Declaration; and due and sufficient notice of the Motion having been given under the particular circumstances; and it appearing that no other or further notice need be provided; and it appearing that the relief requested by the Motion is in the best interests of the Debtors, their estates, their creditors and other parties in interest; and after due deliberation thereon and good and sufficient cause appearing therefor, it is hereby,

ORDERED, ADJUDGED AND DECREED that:

1. The Motion is GRANTED on an interim basis as set forth herein.

2. The final hearing on this Motion is set for Nov. 13, 2013 at 9:30 am~~/p.m.~~ (prevailing Eastern Time). Any objections or responses to entry of the proposed Final Order shall be filed and served upon (i) the Debtors, Savient Pharmaceuticals, Inc., 400 Crossing Boulevard, 3rd Floor, Bridgewater, New Jersey, 08807 (Attn: Philip Yachmetz), (ii) proposed counsel for the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036-6522 (Attn: Kenneth S. Ziman and David M. Turetsky); (iii) proposed counsel for the Debtors, Skadden Arps Slate Meagher & Flom LLP, One Rodney Square, 920 North King Street, Wilmington, Delaware 19801 (Attention: Anthony W. Clark), (iv) counsel to the Unofficial Committee of Senior Secured Noteholders, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, (Attn: Andrew N. Rosenberg, Elizabeth McColm and Jacob A. Adlerstein) and Young, Conaway, Stargatt & Taylor LLP, Rodney Square, 1000 North King Street, Wilmington, Delaware 19801 (Attn: Pauline K. Morgan) and (v) the U.S. Trustee, so as to be received by 4:00 p.m. (prevailing Eastern Time) no later than seven (7) days prior to the final hearing.

Case 13-12680-MFW     Doc 35     Filed 10/16/13     Page 3 of 8

3. Pursuant to sections 105 and 363 of the Bankruptcy Code, the Debtors, in their discretion, are authorized, but not directed, to (i) designate, maintain and continue to use any and all of their Bank Accounts in existence as of the Petition Date, with the same account numbers, including the accounts identified in Exhibit A annexed hereto, and need not comply with certain operating guidelines relating to bank accounts set forth in the U.S. Trustee Guidelines; (ii) close existing accounts; (iii) open new accounts; and (iv) treat the Bank Accounts for all purposes as accounts of the Debtors in their capacity as debtors in possession; provided, however, that the Debtors are only authorized to open new bank accounts (a) after providing notice to the U.S. Trustee, the Unofficial Committee of Senior Secured Noteholders and any official committee appointed in the Chapter 11 Cases; (b) with a bank that (x) is organized under the laws of the United States of America or any state therein, (y) is insured by the FDIC, and (z) is an authorized depository in the District of Delaware or has executed, or is willing to immediately execute, a Uniform Depository Agreement with the Office of the United States Trustee for the District of Delaware; (c) that are designated “Debtor in Possession” accounts by the relevant bank and (d) subject to the terms and conditions of the Cash Collateral Order.

4. The relief granted in the Order is extended to any new bank account opened by the Debtors, in accordance with the provisions of this Order, after the date hereof, which account shall be deemed a Bank Account, and to the bank at which such account is opened.

5. To the extent the Debtors close bank accounts, they shall provide notice to the U.S. Trustee, the Unofficial Committee of Senior Secured Noteholders and any official committee appointed in the Chapter 11 Cases.

Case 13-12680-MFW     Doc 35     Filed 10/16/13     Page 4 of 8

6. The Debtors shall not make any intercompany transfers to non-debtor affiliates absent further order of the Court.

7. Within fifteen (15) days from the date of entry of the Order, the Debtors shall (a) contact each of the Debtors’ Banks; (b) provide the Debtors’ Banks with each of the Debtors’ employer identification numbers; and (c) identify each of their accounts held at the Debtors’ Banks as being held by a debtor in possession.

8. The Debtors are authorized, but not directed, to continue to use their existing Business Forms without alteration or change and without the designation “Debtor in Possession” imprinted upon them; provided, however, that upon depletion of the Debtors’ check stock, the Debtors will obtain new check stock bearing the designation “Debtor in Possession.”

9. The Debtors are authorized to continue to use their existing Cash Management System. The Debtors may, in the ordinary course of business, transfer funds into, out of, and through the Cash Management System in accordance with the Debtors’ prepetition practices. In connection with the ongoing utilization of their Cash Management System, the Debtors shall continue to maintain records with respect to all transfers of cash so that all transactions may be readily ascertained, traced, and recorded properly. Except as otherwise set forth herein, the Debtors are further authorized to implement any changes to the Cash Management System that they deem appropriate in their discretion, subject to the terms and conditions of the Cash Collateral Order.

10. The requirements of the U.S. Trustee Guidelines that the Debtors close all existing bank accounts and open new debtor in possession accounts are hereby waived. Further, the requirements of the U.S. Trustee Guidelines that the Debtors establish specific bank accounts for tax payments are hereby waived.

Case 13-12680-MFW     Doc 35     Filed 10/16/13     Page 5 of 8

11. The Bank Accounts are deemed debtor in possession accounts. Subject to the Cash Collateral Order, the Debtors are authorized, but not directed, to maintain and use the Bank Accounts in the same manner and with the same account numbers, styles and document forms as those employed prior to the Petition Date, including, without limitation: (a) to deposit funds in, and withdraw funds from, the Bank Accounts by all usual means, including checks, wire transfers and other debits; (b) to pay postpetition ordinary course bank fees in connection with the Bank Accounts; (c) to perform their obligations under the documents and agreements governing the Bank Accounts; and (d) to treat the Bank Accounts for all purposes as accounts of the Debtors in their capacities as debtors in possession.

12. After the Petition Date, and subject to the terms of the Order, the Debtors’ Banks are authorized and directed to continue to administer the Bank Accounts as such accounts were maintained prepetition, without interruption and in the usual and ordinary course, and to debit the Debtors’ Bank Accounts in the ordinary course of business without the need for further order of this Court for: (a) all checks drawn on the Bank Accounts which were cashed at the Debtors’ Banks’ counters or exchanged for cashier’s checks by the payees thereof prior to the Petition Date; and (b) all undisputed prepetition amounts outstanding as of the date hereof, if any, owed to the Debtors’ Banks as service charges for the maintenance of the Debtors’ Cash Management System.

13. Notwithstanding anything in this Order to the contrary, no checks, drafts, wires or electronic fund transfers (excluding any electronic fund transfers that the Debtors’ Banks are obligated to settle), or other items presented, issued, or drawn on the Bank Accounts prior to the Petition Date shall be honored, unless (a) authorized by order of this Court; (b) not otherwise

Case 13-12680-MFW     Doc 35     Filed 10/16/13     Page 6 of 8

prohibited by a “stop payment” request timely received by the Debtors’ Banks from the Debtors; and (c) supported by sufficient funds in the Bank Account in question.

14. Subject to the provisions of the Order, the Debtors’ Banks are authorized and directed to honor all disbursements of the Debtors from the Bank Accounts dated subsequent to the Petition Date to the extent of sufficient available funds.

15. The Debtors’ Banks are further authorized and directed to (a) honor the Debtors’ directions with respect to the opening or closing of any Bank Account and (b) accept and hold, or invest, the Debtors’ funds in accordance with the Debtors’ instructions; provided that the Debtors’ Banks shall not have any liability to any party for relying on such representations.

16. The Debtors are authorized to continue engaging in Intercompany Transactions in connection with the Cash Management System in the ordinary course of business and subject to the Cash Collateral Order, including increasing the amount of the Intercompany Note. The Intercompany Claims arising postpetition relating to the Intercompany Transactions shall have administrative expense priority status pursuant to section 503(b) of the Bankruptcy Code.

17. The requirements of section 345 of the Bankruptcy Code shall be waived with respect to the Bank Accounts and any other accounts of the Debtors with the banks; provided, however, that the Debtors shall comply with Local Bankruptcy Rule 4001-3 within sixty (60) days of entry of the Order.

18. The Debtors shall serve a copy of the Order on the Debtors’ Banks within five (5) business days of the entry of the Order, and upon any bank at which the Debtors open a new bank account, immediately upon the opening of such new account.

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19. To the extent applicable, the Court finds and determines that the requirements of Bankruptcy Rule 6003 are satisfied and that the relief requested is necessary to avoid immediate and irreparable harm.

20. Notwithstanding Bankruptcy Rule 6004(h), the Order shall be effective and enforceable immediately upon entry hereof.

21. To the extent any other order is entered by this Court directing the Debtors’ Banks to honor checks, drafts, automated clearing house transfers, or other electronic funds transfers or any other withdrawals made, drawn, or issued in payment of prepetition claims, the obligation to honor such items shall be subject to the Order.

22. Notwithstanding anything to the contrary contained herein, any payment to be made, or authorization contained, hereunder will be subject to the requirements imposed on the Debtors under the Cash Collateral Order, including any budget approved in connection therewith; provided that the Banks shall be authorized to rely on the Debtors’ representations that any requests for payments or transfers made by the Debtors to the Banks with respect to the Bank Accounts is consistent with the Cash Collateral Order.

23. The requirements set forth in Local Bankruptcy Rule 9013-l(b) are satisfied by the contents of the Motion.

24. The Debtors are authorized and empowered to take all actions necessary to implement the relief granted in this Order.

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25. This Court shall retain jurisdiction with respect to all matters arising from or related to the implementation or interpretation of this Order.

Dated: Wilmington, Delaware

             Oct. 16, 2013

/s/ Mary F. Walrath
Honorable Mary F. Walrath
UNITED STATES BANKRUPTCY JUDGE

Case 13-12680-MFW     Doc 35-1     Filed 10/16/13     Page 1 of 1

EXHIBIT A

Debtors’ Bank Accounts

Bank	Account Number	Account Holder	Description

PNC Bank, N.A. 500 First Avenue, 5th Pittsburgh, PA 15219	XXX-XXX-5687	Savient Pharmaceuticals, Inc.	Operating Account
	XXX-XXX-6418	Savient Pharma Holdings, Inc.	Operating Account

Fidelity Capital Markets 200 Seaport Boulevard Z2H Boston, MA 02210	XXX-XX0159	Savient Pharmaceuticals, Inc.	Money Market Account
	XXX-XX0175	Savient Pharma Holdings, Inc.	Money Market Account

Wells Fargo Advisors 401 S. Tryon Street Charlotte, NC 28202-1934	XXXX-9201	Savient Pharmaceuticals, Inc.	Money Market Account and Certificates of Deposit Account

EXHIBIT 4

Case No. 13-12680 (MFW)

In re Savient Pharmaceuticals, Inc.

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS

	Check				Amount Applied
Payee	Date	Number	Name of Payor	Amount	to Date	Balance
Arnold & Porter (UK) LLP[1]	10/11/2013	Wire Transfer	Savient Pharmaceuticals, Inc.	$50,000.00	$—	$50,000.00
Cole Schotz Meisel Forman & Leonard, P.A.	3/20/2013	Wire Transfer	Savient Pharmaceuticals, Inc.	$75,000.00	$—	$75,000.00
Joele Frank, Wilkinson Brimmer	10/3/2013	67536	Savient Pharmaceuticals, Inc.	$30,000.00	$—	$30,000.00
Kramer, Levin, Naftalis & Frankel, LLP	10/2/2013	Wire Transfer	Savient Pharmaceuticals, Inc.	$55,000.00	$—	$55,000.00
Paul, Weiss, Rifkind,Wharton & Garrison LLP	5/31/2013	Wire Transfer	Savient Pharmaceuticals, Inc.	$150,000.00	$—	$150,000.00
Skadden, Arps, Slate, Meagher & Flom LLP	3/25/2013	Wire Transfer	Savient Pharmaceuticals, Inc.	$750,000.00	$539,314.00	$210,686.00
Skadden, Arps, Slate, Meagher & Flom LLP	8/5/2013	Wire Transfer	Savient Pharmaceuticals, Inc.	$400,000.00	$—	$400,000.00
Skadden, Arps, Slate, Meagher & Flom LLP[2]	9/25/2013	Wire Transfer	Savient Pharmaceuticals, Inc.	$500,000.00	$—	$500,000.00
The Garden City Group, Inc.	3/28/2013	Wire Transfer	Savient Pharmaceuticals, Inc.	$380,000.00	$355,000.00	$25,000.00
Young Conaway Stargatt & Taylor, LLP	10/9/2013	Wire Transfer	Savient Pharmaceuticals, Inc.	$25,000.00	$—	$25,000.00

[1]	While included on this Schedule, the amount paid is “money on account”
[2]	With amounts applied to the Skadden Retainer, at no time did Skadden hold a Retainer exceeding $1.5 million.

Form IR-2

(4/07)